UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2023

AI Transportation Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman islands	001-41860	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10 East 53rd Street, Suite 3001

New York, NY 10022

(Address of principal executive offices, including zip code)

+ (86) 1350 1152063

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 per share, and one right to acquire 1/8th of one Ordinary Share	AITRU	The Nasdaq Stock Market LLC
Ordinary Shares included as part of the Units	AITR	The Nasdaq Stock Market LLC
Rights included as part of the Units	AITRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 8, 2023, the U.S. Securities and Exchange Commission declared effective the Registration Statement on Form S-1 (File No. 333-270558) (the “Registration Statement”), relating to the initial public offering (the “IPO”) by AI Transportation Acquisition Corp (the “Company”) of 6,000,000 units (the “Units”). Each Unit consists of one of the Company’s ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), and one right to receive 1/8th of one Ordinary Share upon the consummation of the initial business combination (the “Rights”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $60,000,000.

In connection with the consummation of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	an Underwriting Agreement, dated November 8, 2023, by and among the Company and EF Hutton, division of Benchmark Investments, LLC;

●	a Placement Unit Purchase Agreement, dated November 8, 2023, between the Company and AI Transportation Corp (the “Sponsor”);

●	a Rights Agreement, dated November 8, 2023, between the Company and Continental Stock Transfer & Trust Company, as rights agent (the “Rights Agreement”);

●	an Investment Management Trust Agreement, dated November 8, 2023, between the Company and Continental Stock Transfer & Trust Company, as trustee;

●	a Registration Rights Agreement, dated November 8, 2023, by and among the Company and the Sponsor of the Company;

●	a Letter Agreement, dated November 8, 2023, by and among the Company, the Sponsor and each of the officers and directors of the Company;

●	Indemnity Agreements, dated November 8, 2023, by and between the Company and each of the directors and officers of the Company; and

●	an Administrative Services Agreement, dated November 8, 2023, by and between the Company and the Sponsor.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 3.1, 4.4, 10.1, 10.2, 10.3, 10.4.1, 10.4.2, 10.4.3, 10.4.4, 10.4.5, 10.7, 10.8, 99.1 and 99.2, respectively.

The Company granted the underwriters a 45-day option from the effective date of the IPO to purchase up to 900,000 Units to cover over-allotments, if any.

Item 3.02. Unregistered Sales of Equity Securities.

On November 10, 2023, simultaneously with the closing of the IPO, the Company completed a private placement of an aggregate of 277,750 private placement units (the “Placement Units”), at a price of $10.00 per Private Placement Unit, generating gross proceeds of $2,777,500 (the “Private Placement”). The Placement Units are identical to the Units sold as part of the public Units in this offering, except as described in the Company’s Registration Statement and prospectus, including in part that the initial purchasers agreed not to transfer, assign or sell any of the Placement Units or underlying securities (except in limited circumstances, as described in the prospectus) until 30 days following the completion of the Company’s initial business combination. Such initial purchasers were granted certain demand and piggyback registration rights in connection with the purchase of the Placement Units. The Placement Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Company’s IPO, the Company filed its Amended and Restated Memorandum of Association and Articles of Association dated November 8, 2023 (the “Amended and Restated Charter”) with the Cayman Islands authorities on November 8, 2023. A copy of the Amended and Restated Charter is attached as Exhibit 3.1 and incorporated herein by reference.

Item 8.01. Other Events.

A total of $60,600,000, comprised of the proceeds from the IPO after offering expenses and a portion of the proceeds of the sale of the Placement Units, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to us to pay our taxes, our Amended and Restated Charter will provide that the proceeds from this offering and the sale of the placement units, will not be released from the trust account until the earliest of (a) the completion of our initial business combination, (b) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our amended and restated certificate of incorporation to (i) modify the substance or timing of our obligation to provide for the redemption of our public shares in connection with an initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within twelve months from the closing of this offering (or up to a total of 18 months if we extend the original twelve months, through six one-month extensions provided that, pursuant to the terms of the Company’s amended and restated certificate of incorporation and the trust agreement between Continental Stock Transfer & Trust Company and the Company, an additional $0.0333 per unit for each month extended totaling $199,800 (or up to $229,770 if the underwriters’ over-allotment option is exercised in full ($0.0333 per unit in either case)) is deposited into the trust, subject to applicable law.

On November 8, 2023, in connection with the consummation of the IPO, the Company issued a press release, a copy of which is attached as Exhibit 99.1. In addition, in connection with the closing of the Company’s IPO on November 10, 2023, the Company issued an additional press release. A copy of the November 10, 2023 press release is attached as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated as of November 8, 2023, between the Company and EF Hutton, division of Benchmark Investments, LLC

3.1	Amended and Restated Memorandum of Association and Articles of Association dated November 8, 2023

4.4	Rights Agreement, dated as of November 8, 2023, between Continental Stock Transfer & Trust Company and the Company

10.1	Investment Management Trust Agreement, dated as of November 8, 2023, between Continental Stock Transfer & Trust Company and the Company

10.2	Registration Rights Agreement, dated as of November 8, 2023, among the Company and AI Transportation Corp, the Sponsor of the Company

10.3	Placement Unit Purchase Agreement, dated as of November 8, 2023, between the Company and AI Transportation Corp

10.4.1	Indemnity Agreement, dated as of November 8, 2023, between the Company and Yongjin Chen

10.4.2	Indemnity Agreement, dated as of November 8, 2023, between the Company and Yun Wu

10.4.3	Indemnity Agreement, dated as of November 8, 2023, between the Company and Lloyd Bloom

10.4.4	Indemnity Agreement, dated as of November 8, 2023, between the Company and Garry Peagam

10.4.5	Indemnity Agreement, dated as of November 8, 2023, between the Company and Niels Strohkirch

10.7	Letter Agreement, dated as of November 8, 2023, among the Company and AI Transportation Corp

10.8	Administrative Services Agreement, dated as of November 8, 2023, between the Company and AI Transportation Corp

99.1	Press Release dated November 8, 2023

99.2	Press Release dated November 10, 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2023

AI TRANSPORTATION ACQUISITION CORP

By:	/s/ Yongjin Chen
Yongjin Chen
Chief Executive Officer